SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

Date of report (Date of earliest event reported)  October 7, 1999

                                    CPI CORP.
             (Exact Name of the Registrant as Specified in Charter)

         Delaware                    001-10204                    431256674
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

1706 Washington Avenue, St. Louis, Missouri                             63103
 (Address of Principal Executive Offices)                             (Zip Code)

Registrants telephone number, including area code  (314) 231-1575

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

(a)  Results of Operations.

     In connection with American Securities Capital Partners, L.P. ("ASCP") arranging financing for its acquisition of CPI Corp.("CPI") pursuant to an Agreement and Plan of Merger dated as of June 15, 1999, CPI has provided ASCP with current financial information, including the following:

     o CPI's comparable sales for the U.S. Portrait Studio segment of its business for the first eight weeks of the 16-week third fiscal quarter were $41.1 million for 1999 and $41.6 million 1998. CPI's budgeted sales for the first eight weeks of the 16-week third fiscal quarter of 1999 was $43.5 million. Neither reported sales nor budgeted sales reflect deferral of revenue generated by CPI's Smile Savers Plan, a customer loyalty program by which customers pay a single enrollment fee for unlimited sittings over a two year period rather than paying a sitting or session fee for each studio visit.

     o CPI's third quarter sales for its U.S. Portrait Studio segment is a preliminary, unaudited number. Management attributes the third quarter shortfall in sales primarily to slower than expected revenue growth from the Smile Savers Program and the effects of one week of Hurricane Floyd.

     o  CPI  believes  its  business  is  subject  to   short-term   periods  of
under-performance, which are usually balanced by similar periods of over-performance. However, there can be no assurances that such over-performance will occur.

(b)  Projections

     In connection with ASCP arranging financing for its acquisition of CPI, CPI has provided ASCP with the following current projections which update those contained in its Proxy Statement dated September 27, 1999:

                                                  Fiscal Year Ending February
                                                          (In millions)
                                                  ----------------------------
                                                  2000P      2001P      2002P
                                                  -----      -----      -----
Consolidated Sales...........................     $407.1     $438.0     $469.0
Consolidated EBITDA..........................      $59.4      $69.3      $79.4
Consolidated EBIT............................      $27.0      $34.7      $44.0
Consolidated Capital Expenditures............      $28.4      $20.0      $28.4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CPI CORP.

Date: October 7, 1999                        By:/s/Alyn V. Essman
                                                --------------------------------
                                                Name:Alyn V. Essman
                                                Title:   Chief Executive Officer